Exhibit 99.1

EXECUTION VERSION

FIRST AMENDMENT

TO

DIRECTOR APPOINTMENT AND NOMINATION AGREEMENT

This First Amendment to Director Appointment and Nomination Agreement (this “Amendment”), dated March 28, 2019, is by and among the persons and entities listed on Schedule A (collectively, the “Icahn Group”, and each individually a “member” of the Icahn Group) and Caesars Entertainment Corporation (the “Company”). Capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Original Agreement (as defined below).

WHEREAS, the Icahn Group and the Company entered into a Director Appointment and Nomination Agreement on March 1, 2019 (the “Original Agreement”) and now desire to amend the Original Agreement in accordance with this Amendment.

NOW THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1. Amendment to Section 1(e) of the Original Agreement. Section 1(e) of the Original Agreement is amended and restated in its entirety as follows:

“(e) (A) Except as set forth in Section 1(g)(i)(C) below, so long as the Icahn Group, together with the Icahn Affiliates, beneficially owns an aggregate Net Long Position of at least 3.0% of the total outstanding Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations or similar type events), the Company shall not adopt a Rights Plan with an “Acquiring Person” beneficial ownership threshold below 20.0% of the then-outstanding Common Shares; provided, that, if at the time the Rights Plan is adopted a person or “group” as defined under Section 13(d) of the Exchange Act (such person or group, a “Specified Person”) has a binding written agreement in place with the Company specifying that such Specified Person is restricted from acquiring Common Shares that, together with all other Common Shares beneficially owned by such Specified Person at such time, represent an aggregate beneficial ownership percentage of more than 20.0% of the then-outstanding Common Shares (each such aggregate beneficial ownership percentage, a “Specified Threshold”), then the beneficial ownership threshold applicable to such Specified Person shall equal, but not exceed, such Specified Person’s Specified Threshold; and (B) if not ratified by stockholders within one hundred thirty-five (135) days of such Rights Plan being adopted, the Rights Plan shall automatically expire. The term “Rights Plan” shall mean any plan or arrangement of the sort commonly referred to as a “rights plan” or “stockholder rights plan” or “shareholder rights plan” or “poison pill” that is designed to increase the cost to a potential acquirer of exceeding the applicable ownership thresholds through the issuance of new rights, common stock or preferred shares (or any other security or device that may be issued to stockholders of the Company, other than ratably to all stockholders of the Company) that carry severe redemption provisions, favorable purchase provisions or otherwise, and any related rights agreement;”

2. Amendment to Section 1(G)(i)(A) of the Original Agreement. Section 1(G)(i)(A) of the Original Agreement is amended and restated in its entirety as follows:

“(A) so long as the Icahn Group, together with the Icahn Affiliates, beneficially owns an aggregate Net Long Position of at least 3.0% of the total outstanding Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations or similar type events), the Company shall not adopt a Rights Plan with an “Acquiring Person” beneficial ownership triggering threshold below 20.0% (or, with respect to a Specified Person, such person’s Specified Threshold) of the then-outstanding Common Shares;”

3. Amendment to Section 1(G)(ii) of the Original Agreement. Section 1(G)(ii) of the Original Agreement is amended by removing the phrase “and the Company’s Bylaws.”

4. Amendments to Section 2 of the Original Agreement. Section 2 of the Original Agreement is amended by adding the following as new subsection (f):

“(f) From and after the date hereof, until the earlier of (A) the fifth (5th) business day following such date as no Icahn Designee is on the Board and the Icahn Group no longer has any right to designate a Replacement (including that the Icahn Group has irrevocably waived such right in writing), (B) the fifth (5th) business day following the date of the Company’s 2020 Annual Meeting of Stockholders, and (C) October 1, 2020, so long as the Company has not breached any material provision of this Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach:

(x) the Icahn Group shall not acquire beneficial ownership of Shares that would equal or exceed (in the aggregate with all other members of the Icahn Group and all Icahn Affiliates) a Net Long Position greater than 28% of the then total outstanding Common Shares; and

(y) no member of the Icahn Group shall, directly or indirectly, in one transaction or multiple related transactions, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of (“Transfer”) Common Shares to any person or “group” (as defined in Section 13(d)(3) of the Exchange Act) unless (i) to the Icahn Group’s knowledge after reasonable inquiry, such person or “group” would not beneficially own Common Shares that represent more than 28.0% of the then-outstanding Common Shares immediately following such Transfer and (ii) contemporaneously with such Transfer, such person or “group” agrees in writing, for the benefit of the Company, that such person or “group” will not acquire beneficial ownership of additional Common Shares for three (3) business days following the date that the Company receives written notice of such Transfer from the Icahn Group; provided that, in the case of

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clause (y) of this Section 2(f), no member of the Icahn Group shall be deemed to have breached its obligations under this Section 2(f) with respect to any Transfer of Common Shares effected through a brokerage transaction or through an investment bank in the ordinary course and not specifically or knowingly directed by any member of the Icahn Group to be made to a particular counterparty or counterparties.

5. Amendment to Paragraph A. of Exhibit B-1 of the Original Agreement. Paragraph A of Exhibit B-1 of the Original Agreement is amended and restated in its entirety as follows:

“A. Except as provided in paragraph B, so long as the Icahn Group, together with the Icahn Affiliates, beneficially owns an aggregate Net Long Position of at least 3.0% of the total outstanding common stock, par value $0.01 per share, of the Corporation (“Common Shares”) (as adjusted for any stock dividends, combinations, splits, recapitalizations or similar type events), any Rights Plan adopted by the Board of Directors shall have a triggering “Acquiring Person” beneficial ownership threshold of 20% or higher; provided, that, if at the time the Rights Plan is adopted by the Board of Directors a person or “group” as defined under Section 13(d) of the Exchange Act (as defined below) (such person or group, a “Specified Person”) has a binding written agreement in place with the Corporation specifying that such Specified Person is restricted from acquiring Common Shares that, together with all other Common Shares beneficially owned by such Specified Person at such time, represent an aggregate beneficial ownership percentage of more than 20.0% of the then-outstanding Common Shares (each such aggregate beneficial ownership percentage, a “Specified Threshold”), then the beneficial ownership threshold applicable to such Specified Person shall equal, but not exceed, such Specified Person’s Specified Threshold. If the Board of Directors adopts a Rights Plan, such Rights Plan will be put to a vote of stockholders within 135 days of the date of adoption of such Rights Plan (the “135th Day Deadline”). If the Corporation fails to hold a stockholder vote on or prior to the 135th Day Deadline, then the Rights Plan shall automatically terminate on the 135th Day Deadline. If a stockholder vote is held on the Rights Plan and it is not approved by the holders of a majority of shares voted, then the Rights Plan shall expire on a date not later than the 135th Day Deadline. The term “beneficial ownership” as used in the Rights Plan shall mean beneficial ownership as such term is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended and in effect from time to time (the “Exchange Act”). The term “Rights Plan” shall mean any plan or arrangement of the sort commonly referred to as a “rights plan” or “stockholder rights plan” or “shareholder rights plan” or “poison pill” that is designed to increase the cost to a potential acquirer of exceeding the applicable ownership thresholds through the issuance of new rights, common stock or preferred stock (or any other security or device that may be issued to stockholders of the Corporation other than ratably to all stockholders of the Corporation) that carry severe redemption provisions, favorable purchase provisions or otherwise, and any related rights agreement that effectuates the Rights Plan.”

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6. Amendment to By-Laws. The Board has taken all necessary action to further amend, and have further amended, the Company’s By-Laws as provided in Section 4 of this Amendment.

7. Complete Agreement. Except as expressly amended or modified by this Amendment, all terms and conditions of the Original Agreement shall remain unchanged and in full force and effect. After the date hereof, any reference to the Original Agreement shall mean the Original Agreement as amended hereby.

8. Counterparts. This Amendment may be executed (including by facsimile or PDF) in two or more counterparts which together shall constitute a single agreement.

[Signature Pages Follows]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

CAESARS ENTERTAINMENT CORPORATION

By:	/s/ Eric Hession
Name: Eric Hession
Title: CFO

[Signature Page to First Amendment to Director Appointment and Nomination Agreement

between Caesars Entertainment Corporation and the Icahn Group]

CARL C. ICAHN

/s/ Carl C. Icahn
Carl C. Icahn

KEITH COZZA

/s/ Keith Cozza
Keith Cozza

COURTNEY MATHER

/s/ Courtney Mather
Courtney Mather

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Secretary; Treasurer

HOPPER INVESTMENTS LLC
By: Barberry Corp., its sole member

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Secretary; Treasurer

BARBERRY CORP.

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to First Amendment to Director Appointment and Nomination Agreement

between Caesars Entertainment Corporation and the Icahn Group]

ICAHN PARTNERS LP

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title: President; and Chief Executive Officer

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza

Name: Keith Cozza
Title: President; and Chief Executive Officer

IPH GP LLC

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN CAPITAL LP

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN ONSHORE LP

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Chief Operating Officer

[Signature Page to First Amendment to Director Appointment and Nomination Agreement

between Caesars Entertainment Corporation and the Icahn Group]

ICAHN OFFSHORE LP

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Chief Operating Officer

BECKTON CORP

By:	/s/ Keith Cozza

Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to First Amendment to Director Appointment and Nomination Agreement

between Caesars Entertainment Corporation and the Icahn Group]

SCHEDULE A

CARL C. ICAHN

KEITH COZZA

COURTNEY MATHER

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.